UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): October 6, 2020

BOXLIGHT CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	8211	46-4116523
(State of Incorporation)	(Primary Standard Industrial Classification Code Number.)	(IRS Employer Identification No.)

BOXLIGHT CORPORATION

1045 Progress Circle

Lawrenceville, Georgia 30043

(Address Of Principal Executive Offices) (Zip Code)

678-367-0809

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.0001 per share	BOXL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry Into Material Definitive Agreements.

On October 6, 2020, the board of directors of Boxlight Corporation, a Nevada corporation (the “Company”), approved the entry into an accounts receivable agreement, effective September 30, 2020 (the “Accounts Receivable Agreement”), between Sallyport Commercial Finance LLC (“Sallyport”) and the Company’s subsidiaries, Boxlight Inc., a Washington corporation (“Boxlight”), and EOSEDU LLC, an Arizona limited liability company (“EOSEDU”) (EOSEDU and Boxlight together referred to as the “Subsidiaries”). Under the terms of the Accounts Receivable Agreement, the Subsidiaries will sell up to $6,000,000 of eligible accounts receivable that are accepted by Sallyport for up to 90% of the face amount of each such eligible account. The term of the agreement is twelve months, and each eligible account accepted by Sallyport shall bear an administrative fee of 0.45% and an interest rate of prime plus 3.5%. All of the assets of the Company have been pledged as a security interest against any advances made pursuant to the Accounts Receivable Agreement.

The foregoing description of the Accounts Receivable Agreement does not purport to describe all of the terms of such agreement and is qualified in its entirety by reference to the Accounts Receivable Agreement and related blocked account agreement, which are filed as Exhibits 10.1 and 10.2, respectively, hereto, and are incorporated herein by reference.

Item 8.01 Other Events.

As previously reported in our Current Report on Form 8-K (the “Form 8-K”) filed with the SEC on September 25, 2020, the Company closed on the acquisition of Sahara Holdings Limited and its subsidiaries. In the press release accompanying that Form 8-K, we disclosed that our auditor, Dixon Hughes Goodman LLP (“DHG”), acted as an advisor in that transaction. To clarify, DHG provided permissible due diligence services with respect to the historical records of Sahara Holdings Limited. The services provided by DHG were in accordance with independence requirements applicable to DHG as our independent registered public accounting firm.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1	Form of Accounts Receivable Agreement, effective September 30, 2020, between Boxlight Inc., EOSEDU LLC and Sallyport Commercial Finance LLC.
10.2	Form of Blocked Account Agreement between Boxlight Inc., EOSEDU LLC and Sallyport Commercial Finance LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 9, 2020

BOXLIGHT CORPORATION

By:	/s/ Michael Pope
Name:	Michael Pope
Title:	Chief Executive Officer